UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 4, 2016

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

382 N. Lemon Ave., Ste. 364, Walnut, California		91789
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Global Supply, License, and Commercialization Agreement

Executed on April 4, 2016 and effective as of March 28, 2016, VIASPACE Inc. (the "Registrant"), VIASPACE Green Energy, a British Virgin Islands corporation ("VGE") and Guangzhou Inter-Pacific Arts Corp., a Chinese wholly-owned foreign enterprise registered in Guangdong province ("IPA"), entered into the Global Supply, License, and Commercialization Agreement (the "New Agreement").

Prior to the New Agreement, IPA and VGE had entered into a certain Supply and Commercialization Agreement dated September 30, 2012 regarding a license and supply arrangement between IPA and VGE regarding Giant King Grass ("IPA-VGE Agreement"). In turn, VGE and the Registrant also entered into a certain Supply and Commercialization Agreement dated September 30, 2012 regarding a license and supply arrangement between VGE and the Registrant regarding Giant King Grass ("VGE-VIASPACE Agreement").

Under the New Agreement, VGE and the Registrant terminated the VGE-VIASPACE Agreement and IPA directly granted the Registrant an exclusive, perpetual license to commercialize its intellectual property rights to three (3) types of high yield, non-genetically modified grasses ("Three GK Grasses") throughout the world except Cambodia, People’s Republic of China, Taiwan, Thailand, Myanmar, Malaysia, Laos, Vietnam and Singapore ("VIASPACE Territory"). It and VGE agreed to subordinate the terms of the IPA-VGE Agreement to the terms of the New Agreement. IPA also granted the right to use and market the name "Giant King Grass" and other related names.

The Registrant would owe royalty payments on the Net Sales of the Three GK Grasses. This license would be sublicenseable in the VIASPACE Territory. IPA held all rights of ownership to the Three GK Grasses. The Registrant would own any grasses resulting from any modifications or improvements to the Three GK Grasses. IPA would use commercially reasonable efforts to maintain its intellectual property rights. The Registrant would use commercially reasonable efforts to commercialize the Three GK Grasses throughout the VIASPACE Territory.

Item 9.01 Financial Statements and Exhibits.

10.1 Global Supply, License, and Commercialization Agreement dated as of March 28, 2016 by and among the Registrant, VIASPACE Green Energy Inc. and Guangzhou Inter-Pacific Arts Corp.*

* Portions of this Exhibit has been omitted pursuant to a request for confidential treatment that has been filed separately with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

April 8, 2016	By:	Haris Basit

Name: Haris Basit
Title: CEO

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Exhibit Index

Exhibit No.	Description

10.1	Global Supply, License, and Commercialization Agreement dated as of March 28, 2016 by and among the Registrant, VIASPACE Green Energy Inc. and Guangzhou Inter-Pacific Arts Corp.